SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 29, 2012

Commission File	Registrant, State of Incorporation, Address of	I.R.S. Employer Employer
Number	Principal Executive Offices and Telephone	Identification
	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events

On June 29, 2012, Nevada Power Company d/b/a NV Energy filed its triennial 2013 – 2032 Integrated Resource Plan (“2012 Resource Plan”) with the Public Utilities Commission of Nevada (“PUCN”).  The 2012 Resource Plan includes revised cost estimates for the One Nevada Transmission Line (“ON Line”) based on an analysis of all information available to date, and provides an expected in-service date of no later than December 31, 2013.  The ON Line construction budget has been revised from approximately $510 million to approximately $552 million before allowance for funds used during construction.  The revised construction budget is based on current estimates of the most promising mitigation measures identified to date to address the wind-induced vibration issues that have delayed the project.  The ON Line is under construction in Eastern Nevada and is jointly owned by NV Energy, Inc.’s operating utilities (which together own 25% of the ON Line) and Great Basin Transmission South LLC, an affiliate of LS Power (which owns the remaining 75%).  The 2012 Resource Plan is available to the public on the PUCN’s website at http://pucweb1.state.nv.us/PUCN.

This Form 8-K may contain forward-looking statements regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, risks related to construction projects generally, including but not limited to the ON Line construction project, such as shortages of, the ability to obtain or the cost of labor or materials; the ability of the contractors to perform under their contracts; equipment, engineering and design failure; strikes; adverse weather conditions; the ability to obtain necessary operating permits in a timely manner; legal challenges; disputes with third parties; changes in applicable law or regulations; adverse interpretation or enforcement of permit conditions, laws and regulations by courts or the permitting agencies; other governmental actions; and events in the global economy. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their Quarterly Reports on Form 10-Q for the quarter ended March 31, 2012 and Annual Reports on Form 10-K for the year ended December 31, 2011, each filed with the Securities and Exchange Commission. NV Energy Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.  Notwithstanding anything to the contrary contained in this 8-K, the link to the PUCN’s website contained herein is for convenience only and nothing contained on such website shall be deemed to be incorporated into this 8-K for any purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc.
(Registrant)

Date: June 29, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy
(Registrant)

Date: June 29, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy
(Registrant)

Date: June 29, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer